UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2010

HERITAGE COMMERCE CORP

(Exact name of registrant as specified in its charter)

California	000-23877	77-0469558
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
150 Almaden Boulevard, San Jose, California	95113
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (408) 947-6900
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02   RESULTS OF OPERATION AND FINANCIAL CONDITION

On July 22, 2010, Heritage Commerce Corp issued a press release announcing preliminary results for the quarter ended June 30, 2010.  A copy of the press release is attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

The information in this report set forth under this Item 2.02 shall not be treated as "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933 or the Securities Act of 1934, except as expressly stated by specific reference in such filing.

ITEM 8.01   OTHER EVENTS

Heritage Commerce Corp is scheduled to present at the Keefe, Bruyette & Woods 11th Annual Community Bank Investor Conference in New York.  Walter T. Kaczmarek, President and Chief Executive Officer, and Lawrence D. McGovern, Chief Financial Officer, are scheduled to present on Tuesday, July 27th at 11:30 a.m.  EDT. The presentation will be archived for 60 days after the conference, and can be viewed at http://www.kbw.com/news/conferences.html.

A Special Shareholders' Meeting is scheduled for September 15, 2010 to consider and approve proposals required by our recently completed private placement.  August 2, 2010 has been set as the record date for the meeting.

In connection with certain matters related to the private placement, on July 16, 2010, the Company filed with the Securities and Exchange Commission (the "SEC") a preliminary proxy statement with respect to the shareholder approval of the conversion of the preferred stock, as described above. The Company will mail the definitive proxy statement, when available, to its shareholders. Investors and security holders are urged to read the proxy statement with regards to certain matters related to the private placement when it becomes available because it will contain important information. You may obtain a free copy of the proxy statement (when available) and other related documents filed by the Company with the SEC at the SEC's website at www.sec.gov or from the Company's website at www.heritagecommercecorp.com.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(D) Exhibits.

99.1	Press Release, dated July 22, 2010, entitled “Heritage Commerce Corp Reports Financial Results for Second Quarter 2010”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 23, 2010

Heritage Commerce Corp

By: /s/ Lawrence D. McGovern
Name: Lawrence D. McGovern
Executive Vice President and Chief Financial Officer

By: /s/ Walter T. Kaczmarek
Name: Walter T. Kaczmarek
President and Chief Executive Officer

INDEX TO EXHIBITS

EXHIBIT NO.         DESCRIPTION

99.1	Press Release, dated July 22, 2010 entitled “Heritage Commerce Corp Reports Financial Results for Second Quarter 2010”